                                                                    Exhibit 99.1

                            Joint Filer Information

Form 4

Designated Filer:                    RW LSG Holdings LLC

Other Joint Filers:                  Riverwood Capital Partners L.P., Riverwood
                                     Capital L.P., and Riverwood Capital GP Ltd.

Addresses:                           The principal business address of each of
                                     the joint filers listed above is 70 Willow
                                     Road, Suite 100, Menlo Park, CA 94025

Date of Event Requiring Statement:   6/04/2012

Issuer Name and Ticker or Trading
Symbol:                              Lighting Science Group Corporation [LSCG]

Signatures:

                                     RW LSG HOLDINGS LLC

                                     By:  Riverwood Capital Partners L.P.,
                                          as Managing Member

                                     By:  Riverwood Capital L.P.,
                                          as General Partner

                                     By:  Riverwood Capital GP Ltd.,
                                          as General Partner

                                     By:  *
                                          ----------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                     RIVERWOOD CAPITAL PARTNERS L.P.

                                     By:  Riverwood Capital L.P.,
                                          as General Partner

                                     By:  Riverwood Capital GP Ltd.,
                                          as General Partner

                                     By:  *
                                          ----------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                     RIVERWOOD CAPITAL L.P.

                                     By:  Riverwood Capital GP Ltd.,
                                          as General Partner

                                     By:  *
                                          ----------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                     RIVERWOOD CAPTIAL GP Ltd.

                                     By:  *
                                          ----------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                     * /s/ Mei Liang
                                     --------------------------------------
                                     Attorney-in-fact for Reporting Persons
                                     pursuant to Power of Attorney

                                     Date: June 6, 2012